LENSAR
CATARACT LASER WITH AUGMENTED REALITY

Nick Curtis, CEO
October 2019


Femtolasercataractus
Competitive Species
LENSAR

Global Leader in Next Generation Femtosecond Cataract Laser Technology for Refractive Cataract Surgery

If your femtosecond cataract laser hasn't evolved, ***it's probably extinct***

Forward Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to LENSAR's revenues, products and operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Visually Significant Astigmatism Exists in Almost All People Who Need Cataract Surgery but Remains Uncorrected

Pre-Cataract Surgery



- Glasses do not help vision
- Cataract surgery needed to improve vision

Post-Cataract Surgery with Visually Significant Astigmatism



- Glasses needed to see clearly at all distances

Post-Cataract Surgery With Astigmatism Corrected



- No glasses to see well in the distance
- Little/no dependency on reading glasses/bifocals for intermediate and up close vision

LENSAR's Mission: Surgeon and Patient-Centric – Always

Provide Superior Technology for the Treatment of Cataracts and Management of Astigmatism to Achieve Superior Outcomes for Patients Through Better Precision, Reproducibility and Lens Placement Positioning

Investment Highlights

Leading Innovator of Femtosecond Cataract Lasers (FLS) in a Growing Cataract Surgery Market

- **Innovation Leader:** Proprietary laser system leads the market in innovation
- **Best-in-Class Technology Platform:** LENSAR Streamline® IV
  - Currently available Streamline® IV - enables optimal treatment of tissue-specific cataract and astigmatism
  - Second generation GEN2 – 1st femtosecond laser device for all cataracts; best-in-class astigmatism management system
- **Large and Growing Market:** cataract surgery - highest volume surgical procedure worldwide; 29M projected in 2019
  - Visually significant astigmatism exists in nearly all cataract patients
  - LENSAR has rapidly captured 13% of global FLS procedures
- **Unmet Need:** Despite a mature cataract market, there is room for improvement
  - Almost half of postoperative cataract patients have unacceptable refractive error
  - Astigmatism untreated in large majority of cataract surgeries; existing astigmatism treatments are sub-optimal
- **Positioned for Growth:**
  - Astigmatism management is a high priority
  - GEN2 combines the best technology of the femtosecond laser and integrates ultrasound of phaco in a single platform

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Focus on Innovative Laser Technology for Use in all Cataracts



- **Best-in-Class Technology Platform:** LENSAR Streamline® IV
  - Currently available Streamline® IV - enables optimal treatment of tissue-specific cataract and management of astigmatism
  - Second generation GEN2 – 1st femtosecond laser device for all cataracts; best-in-class astigmatism management system

- **Managing astigmatism in cataract patients to:**
  - Deliver outstanding visual outcomes
  - Reduce post-operative chair time
  - Increase confidence in procedure outcomes

A best-in-class laser technology focused on improving overall safety, efficiency and outcomes

Evolved LENSAR® Laser. Evolved Outcomes.

Streamline® I
Wireless Integration & Iris Registration

First upgrade to reduce surgical and manual errors in the OR and perfectly match astigmatism treatment to the patient for improved outcomes

Streamline® II
IntelliAxis-C®

First laser to make alignment marks on the cornea to guide IOL placement to perfectly align to the patients' astigmatism for improved outcomes

Streamline® III
Expanded Wireless Capabilities

Now enables wireless integration with the most widely used preoperative diagnostic for broader user base

Streamline® IV
IntelliAxis Refractive Capsulorhexis®

First and ONLY laser to make alignment marks on the capsule to guide IOL placement to perfectly align to the patients' astigmatism for improved outcomes

2015

2016

2017





Laser Assisted Cataract Surgery Global Market

Innovation Earned LENSAR Significant Market Share

LENSAR Procedures per Year



120000
100000
80000
60000
40000
20000
0
2012*
2013
2014
2015
2016
2017
2018
2019 Est.

* Product launch July 2012

Estimated 2019 Revenue Market Share of FLACS Participants



All Other 5%
Ziemer 16%
Alcon 39%
LENSAR 13%
J&J Vision 24%
B+L 3%

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Cataract is Highest Volume Surgical Procedure Worldwide

29 Million global cataract/refractive lens exchange surgical procedures estimated in 2019



63%
3%
34%
Ultrasonic Phacoemulsification (USP)
FLACS+USP
~ 815,000 Procedures
Manual

2024 FLACS forecast in cataract/refractive lens exchange procedures is 1 million

2024 FLACS forecast in total revenues* is $434 million

* includes FLACS lasers, user/pack fees, maintenance, accessories/upgrades

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Laser Assisted Cataract Surgery (LACS) Global Market Overview

Worldwide

- Global market penetration (LACS procedures) grew to 13% in 2018
- LACS procedures expected to grow at 2.4x the rate of the overall cataract surgery market (CAGR 7.3% to 1.1 million procedures in 2023)
- Substantial growth in the US, Germany, China, South Korea

World Region	2018 Projected Year-End Laser Installations	2018 Procedure Projected	Cataract/RLE Penetration
United States	1,086	423,729	10.6%
Western Europe	312	81,914	1.8%
Japan	46	7,846	0.5%
Other Wealthy Nations	251	66,922	3.5%
China	101	29,892	1.6%
India	99	27,865	0.4%
Latin America	214	50,379	3.1%
Rest of World	170	39,734	1.2%
Global Total	**2,279**	**728,281**	**2.8%**

United States

- Cataract surgery forecasted to increase to ~ 4.9 million by 2023; CAGR ~ 3.1% from 4.17 million in 2018

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

LENSAR Global Presence has Increased Steadily
Procedure volume grew 30% YOY since 2016

World Region	Global Forecast Average Procedures[1]	LENSAR Forecast Average Procedures	Percent to Global Average
United States	302	610	102%
Western Europe	281	387	38%
Other Wealthy Nations (South Korea)	266	810	204%
China	298	285	-4%
India	282	690	145%
Rest of World (Turkey)	234	353	51%
Worldwide	**285**	**510**	**79%**

13% **est. 2019 LENSAR procedure market share**

LENSAR installed systems perform **79%** more procedures than the WW average/system

Delivering more value in astigmatism management and capsulotomy centration drives utilization

- 2019 global installed base of FLCS is expected to be 2,863; 2,576 are in markets that LENSAR serves
- 2019 LENSAR total installed base expected to be 210 (8% share of installed base) by year-end
- LENSAR estimates 107,000 procedures for 2019, equivalent to 13% overall global procedure market share

[1] 2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Key Factors Driving Growth in the Intraocular Lens Market

Growing confidence in cataract surgery is a byproduct of better technology

- Premium IOL penetration expected to grow from 17% to 24% by 2023; drives FLACS growth
  - New IOLs drive need for automation/accuracy that only lasers provide
- Demand for better outcomes and, in some cases, complete vision correction
  - Greater awareness that better astigmatism outcomes is possible
    - Elimination of manual marking the eye
    - Improvement of lens placement
- Continued growth in number of outpatient (ASC's) surgery centers; primary location for delivery of care
- Escalating acceptance and prevalence of in-office surgery suites
  - Improvement in overall patient experience, and efficiencies- ex. Same day and bi-lateral surgery
  - Lower facilities cost to deliver care while producing high quality outcomes
  - Technology driven
- Continued lower reimbursement in standard cases will drive increase in outcome-based patient pay procedures



The LENSAR Difference

The Surgeon's Perspective on LENSAR Technology



"What I enjoy is the refractive outcomes and the predictability that the LENSAR® Laser System now affords me as it relates to astigmatism correction with toric IOL placement. The IntelliAxis Refractive Capsulorhexis places refractive marks on the capsule at the steep meridian based on clean wireless integration of preoperative data. The LENSAR Laser makes me a more confident surgeon, period."

– Elizabeth Yeu, MD

"The IntelliAxis Refractive Capsulorhexis from LENSAR instantly solves the problem of toric IOL alignment. Amazingly accurate iris registration-guided laser markings within the capsulorhexis lie directly on the anterior surface of the IOL. IntelliAxis Refractive Capsulorhexis has converted a problematic aspect of the toric IOL surgery into a non-issue."

– Warren Hill, MD



Essence of LENSAR's Differentiation

IntelliAxis Refractive Capsulorhexis - Unique and Proprietary Technology

IntelliAxis Refractive Capsulorhexis…



CYCLOTORSION
ASTIGMATISM
SIA
TORIC
7.0μJ
NASAL
SUPERIOR
INFERIOR
0
30
60
90
120
142
195
210
240
270
300
330
5.7

- Creates a pair of small tabs on the capsular rim guided by Iris Registration to identify the intended axis as part of the laser Refractive Capsulorhexis
- These small tabs, opposite to one another, assist surgeons in accurately aligning toric IOL marks along the predefined axis of astigmatism

… and its Benefits



Capsulorhexis Edge
Toric IOL
Capsular Marks

- Eliminates need to mark the cornea; improves efficiency and precision
- Automatic compensation for cyclotorsion
- Not affected by loss of vascular detail due to pharmacologic effects

LENSAR: Tools to Enable Superior Outcomes


P < 0.001
Astigmatism in Diopters (Mean ± SD)
2.11 D
0.15 D
Pre-op Mean Refractive Cylinder (N = 60)
Post-op Mean Refractive Cylinder (N = 60)

Postoperative Results

- **100%** of eyes with toric IOL treatment were ≤0.5 D
- **0** eyes had IOL misalignment or adverse events

Visco DM. Iris Registration-Guided Femtosecond Laser-Assisted Capsular Marks To Guide Toric IOL Alignment During Cataract Surgery. Paper presented at ASCRS-ASOA Annual Meeting: San Diego, CA; May 3-7, 2019.


P < 0.001
Mean Astigmatism (D)
1.55
0.47
Pre-op Corneal Astigmatism
Post-op Refractive Astigmatism

Postoperative Results

- **94%** of eyes that received an EDOF toric IOL were ≤0.5 D post-op and MRSE was -0.14 ± 0.44 D (N=115)
- Astigmatism was reduced from 1.53 D pre-op to 0.48 D post-op (*P*<0.001)

Rebenitsch RL. Visual and Refractive Outcomes of Femtosecond Laser-Assisted Refractive Lens Exchange (RLE) in 590 Eyes. Paper presented at AAO Annual Meeting: San Francisco, CA; October 12-15, 2019.


P < 0.001
Astigmatism in Diopters (Mean ± SD)
1.01 D
0.11 D
Pre-op Mean Refractive Cylinder (N = 54)
Post-op Mean Refractive Cylinder (N = 54)

Postoperative Results

- **95%** of eyes with toric IOL treatment were ≤0.5 D
- **81%** of eyes had no residual astigmatism
- **97%** of eyes had post-op UDVA of 20/30 or better

Stephenson D. Laser-Assisted Capsular Marks and Intraoperative Abberometry to Guide Toric IOL Alignment During Cataract Surgery. Paper presented at AAO Annual Meeting: San Francisco, CA; October 12-15, 2019.


Overcorrected
Undercorrected
Surgically Induced Astigmatism (SIA) (D)
Target Induced Astigmatism (TIA) (D)

Postoperative Results

- **95.8%** of eyes were ≤ 0.5 D
- **90.5%** of eyes had astigmatism angle of error ≤15°
- **90%** of eyes had UDVA of 20/30 or better
- **92.6%** of eyes achieved spherical equivalence of ≤0.5 D

Visco DM. Femtosecond Laser-Assisted Arcuate Keratotomy At The Time Of Cataract Surgery For The Management Of Pre-Existing Astigmatism. *Journal of Cataract & Refractive Surgery (2019).*



Improving Outcomes in Astigmatism Management

Unmet Need and Room for Improvement

Spectacle-independence must include management of astigmatism

Prevalence of Astigmatism Prior to Cataract Surgery

70-90% of patients have treatable astigmatism; the majority of these remain uncorrected*



1500
1350
1200
1050
900
750
600
450
300
150
0
11.2%
17.1%
19.1%
14.8%
12.0%
7.8%
5.5%
3.7%
2.9%
1.4%
1.3%
0.9%
2.2%
N=6,000
Warren E. Hill, MD
Keratometry Database
Prevalence of Corneal Astigmatism Prior to Cataract Surgery

Refractive Accuracy in Post-Op Cataract Patients

The mean percentage of patients who were within 0.5 diopters of the desired refractive result = **57%**

43% of post-op patients do not have a desired result

Clinical Study	Biometry	Percent within 0.50D	Percent within 1.00D	Number of Patients
Landers (2009)	IOL Master	75%	93%	55
Unknown Author	Immersion U/S	49%	85%	755
Kim (2009)	Contact U/S	70%	93%	30
Lim (2009)	Contact U/S	45%	83%	1,833
Gale (2009)	IOL Master	NA	80%	NA
Eleftheriadis (2003)	IOL Master	NA	96%	100
Murphy (2002)	Contact U/S	45%	72%	1,676
Mean		57%	87%	

For the 4 million people who have cataract surgery in the U.S. annually, we believe there should be more emphasis on correcting astigmatism

* Dr. Warren Hill. Assumes mid-range distribution of pre-op corneal astigmatism. Excludes irregular and other conditions that impact toric selection.

Best-in-Class Astigmatism Management Capability

Current solutions are sub-optimal; for 50% of pre-existing, no attempt to treat

- LASIK, PRK
  - Significant contraindications (dry-eye), flaps
  - Secondary procedures take additional patient and surgeon time, visual recovery time, added cost
- AI incisions (manual with blades) lack precision and reproducibility
- Other cataract laser systems require time consuming manual adjustments; do not adjust for cyclorotation of the eye while patient is horizontal

LENSAR With Streamline® IV allows for optimal treatment of astigmatism

- Fewer contraindications, secondary procedures
- Precise and reproducible; relatively quick adjustments for cyclorotation
- Tissue-specific cataract treatment in every procedure



LENSAR GEN2 - Changing Paradigms

GEN2 – All-in-One Femto Phaco Device

1st femtosecond laser device that can perform all cataracts

A compact, integrated workstation with state-of-the-art attributes of a LENSAR system AND a phacoemulsification system

- **Easily replaces older technology**
  - Configured anywhere in the operating room; increasing trend toward in-office surgical suites
  - Integrated with ultrasound (phaco); seamlessly switches from femto to phaco
- **Cost effective**
  - Utilization in both reimbursed and private pay market
  - Economies improve as procedures/market opportunity grow to 33M+
- **Best-in-class**
  - Best practices likely to convert more patients to premium/Toric IOLs
    - Increasing efficiencies
    - Easily adaptable to new premium IOLs
    - Better outcomes possible in astigmatic patients

Geared toward improving overall safety, efficiency and outcomes

Market- and Innovation-Driven Opportunity

- Sales of new phaco systems has slowed due to lack of new technology advancement
  - Estimated placement of ~8,300 phacos in 2019 (1.7 B); estimated placement in 2024 is ~9,600 phacos
  - Market prefers new technology geared toward improving safety, efficiency, outcomes
- Replacement of older phaco systems stimulate steady revenue stream
  - Typical life span of 8-15 years
  - Current installed base of phacos ~ 56,000
- Changes in surgical sites will also drive growth for new machines
  - Expansion of surgery centers, especially in emerging economies
  - Move towards in office surgery
- New IOL designs will drive femto use
  - Require more accuracy in capsulotomy centration and shape

GEN2 tailored to future environment and market trends

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Poised for Success

Development Update

- Laser engine: 1st Breadboard completed in July; exploring COGS reductions
- Optics path: 2nd Breadboard completed in October; testing satisfactory and on-going
- Software/hardware: Engineering prototypes complete Q2 2020 (estimate)
- 510(k) Submission: 2021

Commercial Potential

- Best-in-Class: GEN2 recognized as single platform femto phaco device
- GEN2 has potential to generate additional revenues of up to $1 billion over 10 years (assumes a modest 2.5% share of phaco market)



Intellectual Property, Leadership, Financials

Broad and Deep Intellectual Property Portfolio

LENSAR Augmented Reality platform, fragmentation, patient interface fully covered

- Royalty-free licenses for blocking patents
- Issued patents: 31 U.S. and 55 foreign
- Pending patents: more than 34 U.S. and 35 foreign
- Detailed understanding of IP landscape for current and GEN2 program
- Recent acquisition of significant IP puts LENSAR in leadership position for GEN2

Key Patent Elements

- Augmented reality
- Fragmentation
- Cataract treatment
- Astigmatic corrections
- Patient interface
- Corneal/crystalline lens incisions
- Liquid interface
- Presbyopia
- Cataract imaging and grading
- Iris registration

LENSAR's Leadership has Deep Expertise in Cataract Surgery and Device Development and Commercialization

Management	**Nick Curtis** Chief Executive Officer	**Alan Connaughton** Chief Operating Officer
Board of Directors	**William Link, PhD** Founder, Versant Ventures & Flying L Partners **Richard Lindstrom, MD** Founder & Attending Surgeon, Minnesota Eye Consultants Adjunct Clinic Professor Emeritus, University of Minnesota Department of Ophthalmology Visiting Professor, UC Irvine Gavin Herbert Eye Institute **Gary Winer** President & CEO, ORGENTEC Diagnostika Principal, DRC Health Care Advisors **John McLaughlin, JD** Board Member, PDL BioPharma	

Strong Revenue Growth Driving Near Breakeven Operating Results

	Actual		
(in thousands)	2017	2018	2019 Q2 YTD
Revenue	$20,636	$24,652	$14,148
Net Loss	$(12,907)	$(5,348)	$(3,236)
EBITDA	$(5,141)	$(787)	$(1,850)

Operating results include expenses incurred for interest and other charges from PDL

- Strong YOY double digit revenue growth
- Q2 2019 revenue growth 30%
  - Corresponding increases in number of worldwide procedures performed
- Q2 2019 operating and EBITDA results reflect increase in R&D to support GEN2 activities

Investment Summary

- **Established innovation leader with highly respected leadership team and board of directors**

- **Best-in-class technology platform with Streamline® IV; market-leading innovation with GEN2**
  - Streamline® IV - enables optimal treatment of tissue-specific cataract and management of astigmatism
  - GEN2 – 1st all-in-one femto-phaco device with potential to be best-in-class for astigmatism management

- **Positioned for growth in large and growing market with considerable unmet need**
  - Continued growth of Streamline® IV, outperforming the market
  - GEN2 has the potential to disrupt current paradigms and generate substantial additional revenues

LENSAR
CATARACT LASER WITH AUGMENTED REALITY


Femtolasercataractus
Competitive Species

Increasing Value by Continuing to Evolve